UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 8, 2016

Xcel Energy Inc.
(Exact name of registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation)

001-3034	41-0448030
(Commission File Number)	(IRS Employer Identification No.)

414 Nicollet Mall, Minneapolis, Minnesota	55401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (612) 330-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On March 8, 2016, Xcel Energy Inc., a Minnesota corporation (the “Company”), issued $400,000,000 in aggregate principal amount of 2.40% Senior Notes, Series due March 15, 2021 (the “2021 Notes”) and $350,000,000 in aggregate principal amount of 3.30% Senior Notes, Series due June 1, 2025 (the “2025 Notes” and together with the 2021 Notes, the “Notes”), pursuant to an Underwriting Agreement, dated March 3, 2016, by and among the Company and Barclays Capital Inc., BNP Paribas Securities Corp., Mitsubishi UFJ Securities (USA), Inc., Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as the underwriters named on Schedule I therein. The Notes are being issued pursuant to the registration statement on Form S-3 (File No. 333-203664) (the “Registration Statement”). A prospectus supplement relating to the offering and sale of the Notes was filed with the Securities and Exchange Commission on March 4, 2016. The Notes will be governed by the Company’s Indenture, dated as of December 1, 2000, as supplemented, by and between the Company and Wells Fargo Bank, National Association, as trustee, the Supplemental Indenture No. 8, dated as of June 1, 2015, with respect to the 2025 Notes and the Supplemental Indenture No. 9, dated as of March 1, 2016, with respect to the 2021 Notes.

This Current Report on Form 8-K is being filed to report as exhibits certain documents in connection with that offering and sale for incorporation by reference into the Registration Statement.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit	Description

4.01
Supplemental Indenture No. 8, dated as of June 1, 2015, by and between Xcel Energy Inc. and Wells Fargo Bank, National Association, as Trustee, with respect to 3.30% Senior Notes, Series due June 1, 2025 (incorporated by reference to the Current Report on Form 8-K filed by Xcel Energy Inc. on June 1, 2015, File No. 001-03034).

4.02
Supplemental Indenture No. 9, dated as of March 1, 2016, by and between Xcel Energy Inc. and Wells Fargo Bank, National Association, as Trustee, with respect to 2.40% Senior Notes, Series due March 15, 2021.

5.01	Opinion of Scott M. Wilensky regarding the validity of certain securities.

12.01	Statement of computation of ratio of earnings to fixed charges (incorporated by reference to the Annual Report on Form 10-K filed by Xcel Energy Inc. on Feb. 19, 2016, File No. 001-03034).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xcel Energy Inc.
(a Minnesota Corporation)

	By	/s/ Brian Van Abel
Name: Brian Van Abel
Title: Vice President and Treasurer

March 8, 2016

Exhibit Index

Exhibit	Description

4.01
Supplemental Indenture No. 8, dated as of June 1, 2015, by and between Xcel Energy Inc. and Wells Fargo Bank, National Association, as Trustee, with respect to 3.30% Senior Notes, Series due June 1, 2025 (incorporated by reference to the Current Report on Form 8-K filed by Xcel Energy Inc. on June 1, 2015, File No. 001-03034).

4.02
Supplemental Indenture No. 9, dated as of March 1, 2016, by and between Xcel Energy Inc. and Wells Fargo Bank, National Association, as Trustee, with respect to 2.40% Senior Notes, Series due March 15, 2021.

5.01	Opinion of Scott M. Wilensky regarding the validity of certain securities.

12.01	Statement of computation of ratio of earnings to fixed charges (incorporated by reference to the Annual Report on Form 10-K filed by Xcel Energy Inc. on Feb. 19, 2016, File No. 001-03034).